Washington Federal, Inc.
425 Pike Street
Seattle, WA 98101

Contact:  Cathy Cooper
(206) 777-8246

Wednesday, January 14, 2004
FOR IMMEDIATE RELEASE


Washington Federal Reports 1st Quarter Earnings


SEATTLE - Washington Federal, Inc. (Nasdaq: WFSL), parent company of Washington Federal Savings, today announced earnings of $32,822,000 or $.46 per diluted share for the quarter ended December 31, 2003, compared to $37,118,000 or $.52 per diluted share for the same period one year ago, an 11.6% decrease.

Washington Federal's capital ratio increased to 14.18% as of December 31, 2003, compared to 13.20% at the same time last year. The Company's efficiency ratio increased slightly to 17.6% for the quarter, compared to 17.2% for the same quarter last year. The first fiscal quarter produced a return on assets of 1.75%, while return on equity amounted to 12.86% for the quarter.

Chief Executive Officer Roy M. Whitehead commented,"Although less than the peak earnings level of the past two years, net income last quarter was quite healthy by other standards. We continue to manage the balance sheet in a very conservative manner, primarily to protect against rising interest rates. As always, our focus is on maximizing long-term returns to stockholders."

On January 23, 2004, Washington Federal will pay a cash dividend of $.22 per share to common stockholders of record on January 9, 2004. This will be the Company's 84th consecutive quarterly cash dividend. For the calendar year ended December 31, 2003, an investment in Washington Federal Common Stock produced a total return of 29.1%.

The Company's Annual Meeting of Stockholders will be held at 2 p.m. on January 21, 2004, at the Seattle Sheraton Hotel.

Washington Federal Savings, with headquarters in Seattle,
Washington, has 119 offices in eight western states.



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                    WASHINGTON FEDERAL, INC. AND SUBSIDIARIES
                 CONSOLIDATED STATEMENTS OF FINANCIAL CONDITION
                                   (UNAUDITED)


                                                                        December 31, 2003     September 30, 2003
                                                                        ------------------     ------------------
                                                                           (In thousands, except per share data)

ASSETS
Cash and cash equivalents .........................................         $ 1,457,023          $  1,437,208
Available-for-sale securities, including mortgage-backed
   securities of $575,639..........................................             741,309               804,186
Held-to-maturity securities, including mortgage-backed
   securities of $148,028..........................................             185,762               154,178
Securitized assets subject to repurchase, net .....................             172,669               210,782
Loans receivable, net .............................................           4,666,904             4,606,726
Interest receivable ...............................................              29,413                29,489
Premises and equipment, net .......................................              60,962                60,942
Real estate held for sale .........................................              13,872                16,204
FHLB stock ........................................................             145,666               143,851
Intangible assets .................................................              59,968                60,336
Other assets ......................................................              11,296                12,073
                                                                            -----------           -----------
                                                                            $ 7,544,844           $ 7,535,975
                                                                            ===========           ===========

LIABILITIES AND STOCKHOLDERS' EQUITY
LIABILITIES
Customer accounts
   Savings and demand accounts ....................................         $ 4,524,690           $ 4,520,051
   Repurchase agreements with customers ...........................              54,470                57,547
                                                                            -----------           -----------
                                                                              4,579,160             4,577,598
FHLB advances .....................................................           1,650,000             1,650,000
Other borrowings...................................................             100,000               100,000
Advance payments by borrowers for taxes and insurance .............              10,064                23,281
Federal and state income taxes ....................................              80,757                70,011
Accrued expenses and other liabilities ............................              54,663                59,489
                                                                            -----------           -----------
                                                                              6,474,644             6,480,379
STOCKHOLDERS' EQUITY
Common stock, $1.00 par value, 100,000,000 shares authorized;
   85,662,183 and 85,553,789 shares issued; 71,281,881
   and 71,173,487 shares outstanding ..............................              85,662                85,554
Paid-in capital ...................................................           1,087,400             1,085,650
Accumulated other comprehensive income, net of taxes ..............              30,721                34,624
Treasury stock, at cost; 14,380,302 shares ........................            (207,337)             (207,337)
Retained earnings .................................................              73,754                57,105
                                                                            -----------           -----------
                                                                              1,070,200             1,055,596
                                                                            -----------           -----------
                                                                            $ 7,544,844           $ 7,535,975
                                                                            ===========           ===========

CONSOLIDATED FINANCIAL HIGHLIGHTS
Stockholders' equity per share ....................................         $     15.01           $     14.83
Stockholders' equity to total assets ..............................               14.18%                14.01%
Weighted average rates at period end
  Loans and mortgage-backed securities* ...........................                6.31%                 6.40%
  Investment securities** .........................................                1.75                  1.98
  Combined loans, mortgage-backed securities
     and investment securities ....................................                5.21                  5.28
  Customer accounts ...............................................                1.92                  1.96
  Borrowings ......................................................                5.03                  5.03
  Combined cost of customer accounts and borrowings ...............                2.78                  2.81
  Interest rate spread ............................................                2.43                  2.47

* Includes securitized assets subject to repurchase
**Includes municipal bonds at tax equivalent yields and cash equivalents



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

                    WASHINGTON FEDERAL, INC. AND SUBSIDIARIES
                      CONSOLIDATED STATEMENTS OF OPERATIONS
                                   (UNAUDITED)

                                                                Quarter Ended December 31,

                                                                --------------------------
                                                                 2003              2002

                                                                --------         --------
                                                             (In thousands, except per share data)

INTEREST INCOME
Loans and securitized assets subject to repurchase  ........    $ 82,395          $95,558
Mortgage-backed securities .................................      11,734           18,215
Investment securities and cash equivalents..................       8,553            8,295
                                                                --------         --------
                                                                 102,682          122,068

INTEREST EXPENSE
Customer accounts ..........................................      21,636           31,295
FHLB advances and other borrowings .........................      22,420           22,408
                                                                --------         --------
                                                                  44,056           53,703
                                                                --------         --------
NET INTEREST INCOME ........................................      58,626           68,365
Provision for loan losses ..................................           -            1,250
                                                                --------         --------
NET INTEREST INCOME AFTER PROVISION FOR LOAN LOSSES ........      58,626           67,115

OTHER INCOME
Gains on sale of securities, net ...........................         536              ---

OTHER ......................................................       2,187            2,193
                                                                --------         --------
                                                                   2,723            2,193

OTHER EXPENSE
Compensation and fringe benefits ...........................       7,560            8,230
Occupancy ..................................................       1,423            1,309
Other ......................................................       1,796            2,114

                                                                --------         --------
                                                                  10,779           11,653
Gain (loss) on real estate acquired through foreclosure, net         125             (327)
                                                                --------         --------
INCOME BEFORE INCOME TAXES .................................      50,695           57,328
Income taxes ...............................................      17,873           20,210
                                                                --------         --------
NET INCOME .................................................    $ 32,822         $ 37,118
                                                                ========         ========

PER SHARE DATA
Basic earnings .............................................    $    .46         $    .53
Diluted earnings ...........................................         .46              .52
Cash dividends .............................................         .22              .21
Weighted average number of shares outstanding,
   including dilutive stock options ........................  71,931,313       70,081,988
Return on average assets ...................................        1.75%            2.03%



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